UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 30, 2004 (July 29, 2004)

Symbion, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	000-50574 (Commission File Number)	62-1625480 (IRS Employer Identification No.)

40 Burton Hills Boulevard, Suite 500
Nashville, Tennessee 37215

(Address of principal executive offices) (Zip Code)

(615) 234-5900

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

c)	Exhibits

99	Press Release, dated July 29, 2004.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On July 29, 2004, Symbion, Inc. issued a press release announcing its results for the second quarter ended June 30, 2004. A copy of the press release is furnished as Exhibit 99 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2004	SYMBION, INC.
	By:	/s/ Kenneth C. Mitchell
Kenneth C. Mitchell
Chief Financial Officer and Senior Vice President of Finance

EXHIBIT INDEX

Exhibit Number	Description
99	Press Release, dated July 29, 2004

4